Exhibit 10.5


                                                                Saskatchewan
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[logo]  Saskatchewan                         PETROLEUM AND NATURAL GAS LEASE
        Industry and
        Resources

Withdrawn from:  13-Jun-2006 Sale  PCL 186
                                                              PN58019
This Agreement, effective   13-Jun-2006

BETWEEN:

HER MAJESTY THE QUEEN in Right of the Province of Saskatchewan, as represented by the Minister of Industry and Resources, (the "Lessor"),

                                       -and-

SCOTT LAND & LEASE LTD.                 100.0000%

(the "Lessee")

GRANT
-----

1 The Lessor grants and leases to the Lessee the right to explore for, work, recover, remove, and dispose of, the petroleum and natural gas (the "Petroleum") within the meaning of The Petroleum and Natural Gas Regulations, 1969 (the "regulations"), insofar as the Petroleum is the property of the Lessor and the Lessor has the right to grant the same, that may be found within, upon or under the following lands (the "leased area"):

LOCATION   SEC   TWP  RGE   MER

PETROLEUM & NATURAL GAS FROM THE SURFACE TO THE TOP PRECAMBRIAN

    NW      2     5    25    2

Total Hectares      64.75          Total Acres:    160.00      (more or less)


TERM
----

2 The term of this Lease shall be for a period ending five years from the first day of April 2007, provided that this Lease will be continued at the expiration of this term if the requirements for continuance in the regulations have been satisfied by the Lessee.



                           LESSEE COPY

ACT AND REGULATIONS INCORPORATED
--------------------------------

3 The provisions of The Crown Minerals Act (the "Act") and the regulations under that Act are deemed to be incorporated into and form part of the terms of this Lease.

4 Where there is any conflict between the requirements of this Lease and the Act or the regulations, the Act and the regulations shall govern.

ROYALTY
-------

5 In respect to all Petroleum produced, saved or recovered from the leased area, there is hereby excepted and reserved to the Lessor the royalty upon Petroleum that is prescribed by the Act and the regulations, which royalty shall be paid or delivered by the Lessee to the Lessor in the manner and time that is so prescribed.

OPERATIONS
----------

6 The Lessee shall not unduly interfere with other petroleum and natural gas operations or other mining operations in the leased area, or in any manner cause undue public or private damage, inconvenience or nuisance.

POOLING
-------

7(1) The Lessee is authorized to pool the leased area or part thereof with other mineral lands to complete a drainage unit.

7(2) In the even of such pooling:

     (a) the Lessee shall promptly enter into an Addendum Agreement with the Lessor, in a form prescribed by the Lessor, which Addendum Agreement shall describe the areas to be pooled and the ratio mentioned in clause 7(2)(b); and

     (b) The quantity of production from the mineral lands in the pooled drainage unit to be allocated to the leased area, and the royalties excepted and reserved in this lease based on that allocation, shall be calculated and paid on the basis of the ratio that the surface area of the leased area included in the pooled drainage unit bears to the total surface area of the mineral lands in the pooled drainage unit.

7(3) Drilling operations on, or production of Petroleum from, any mineral lands in the pooled drainage unit shall have the same effect in continuing this Lease in force and effect as if such operations or production were upon or from the leased area included in the pooled drainage unit.

CANCELLATION
------------

8 Without restricting the generality of these terms, this Lease may be cancelled by the Minister if there has been a breach by the Lessee of any of the provisions of the Lease or any of the provisions of The Crown Minerals Act or the regulations relating to the Lease.

TERMINATION - LESSOR'S RIGHTS
-----------------------------

9(1) On the termination of this Lease by cancellation, surrender, or expiration, the Lessee shall comply with all directions or orders of the Lessor or any other official of the Province of Saskatchewan respecting the preservation, clean up, and restoration of the leased area and facilities in the leased area with respect to operations conducted by or on behalf of the Lessee.

9(2) Any costs incurred by the Lessor as a result of the Lessee's failure to comply with any direction or order mentioned in clause 9(1), which failure shall be communicated to the Lessee, shall be a debt due by the Lessee to the Lessor and may be recovered by the Lessor as provided for by law.

INDEMNITY
---------

10 The Lessee shall keep harmless and indemnify the Lessor, its Ministers, officials, agents and employees, past, present and future, from and against all actions, suits, claims and demands arising out of or in connection with the operations carried on by the Lessee, its employees, agents, licensees and contractors, pursuant to this Lease.

ENUREMENT
---------

11 The Lease shall enure to the benefit of and shall be binding upon the parties to this Lease and their respective heirs, executors, administrators, successors and assigns.


IN WITNESS WHEREOF the Lessor and the Lessee have executed this Lease.

SIGNED, SEALED AND DELIVERED



                        /s/Ed Dancsok
                        --------------------------------------------
                        Lessor
                        Director of Geology & Petroleum Lands Branch


                        /s/ Gregg Scott
                        --------------------------------------------
                        Lessee - Gregg Scott
                                 President

                      TRANSFER OF AGREEMENT

BETWEEN:


Scott Land & Lease Ltd., a body corporate having an office at the City of Calgary, in the Province of ALBERTA (hereinafter called "the Transferor")

-and-

Lions Petroleum, Inc., a body corporate having an office in the City of Calgary, in the Province of ALBERTA (As To A 100% Interest) (hereinafter called "the Transferee")

The Transferor, being the holder of 100% Interest in Saskatchewan Petroleum and Natural Gas Lease PN58019 dated June 12, 2006, in consideration of the sum of One ($1.00) Dollar, and other valuable consideration, payment of which is hereby acknowledged by the Transferor, hereby transfers unto the Transferee 100% interest in the said Saskatchewan Petroleum and Natural Gas Lease.

AND the Transferee hereby accepts this transfer.

AND the Post Office address of the Transferee is:

                       Lions Petroleum Inc
                   1150, 789 West Pender Street
                   Vancouver, British Columbia
                             V6C 1H2

DATED this 24th day of July, 2006.



Scott Land & Lease Ltd.           Lions Petroleum Inc.


/s/ Gregg Scott                   /s/ Gordon Wiltse
------------------------------    -----------------------------
Gregg Scott  President            Gordon Wiltse, CFO & Director
(As To A 100% Interest)           (As To A 100% Interest)
Transferor                        Transferee

SCHEDULE FOR FORM OF SASKATCHEWAN PETROLEUM AND NATURAL GAS LEASE
                      AND TRANSFER AGREEMENT


Sale      Lease               Location                 Hectares/Acres
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PCL 187   PN58020   LOCATION   SEC  TWP  RGE  MER    Total Hectares 64.75
                      NW       27   5    25   2     Total Acres:  160.00
--------  -------- ----------- ---- ---- ---- ------ ------------------------
PCL 188   PN58021   LOCATION   SEC  TWP  RGE  MER    Total Hectares 258.59
                       NE       33   5    25   2     Total Acres: 639.00
                       NW       33   5    25   2
                       S/2      33   5    25   2
--------  -------- ----------- ---- ---- ---- ------ ------------------------
PCL 189   PN58022   LOCATION   SEC  TWP  RGE  MER    Total Hectares  32.37
                       01       35   5    25   2     Total Acres:    80.00
                       02       35   5    25   2
--------  -------- ----------- ---- ---- ---- ------ ------------------------
PCL 190   PN58023   LOCATION   SEC  TWP  RGE  MER    Total Hectares  32.37
                       03       35   5    25   2     Total Acres:    80.00
                       04       35   5    25   2
             HERITAGE SENSITIVE
--------  -------- ----------- ---- ---- ---- ------ ------------------------